UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 23, 2001

                                TSRG Corporation
                                ----------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

             33-24108D                     87-045382
             ---------                     ---------
    (Commission File Number)      (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

ITEM 7:           FINANCIAL STATEMENTS AND EXHIBITS

         Pro Forma Financial Information

On January 10, 2001 TRSG, Corporation, ("TRSG") became a subsidiary of Gateway Distributors, LTD ("Gateway") by issuing 85% of their common stock (13,448,660 shares) in exchange for substantially all of the assets of Gateway. The following pro forma financial statements reflect the adjustments resulting from this transaction. The December 31, 2000 audited financial statements and the quarterly filings for 2000 of Gateway and TRSG, Corporation should be read in conjunction with this combined financial statement.

This pro forma information assumes that the acquisition occurred as of December 31, 2000, although the actual acquisition occurred on January 10, 2001. As such, the pro forma financial statements are not necessarily indicative of the operating results achieved by either company at such time.





                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                                       TRSG, CORPORATION
                                                    COMBINED BALANCE SHEET
                                                       DECEMBER 31, 2000
                                                                     PROFORMA                 PROFORMA
                                                           TRSG     ADJUSTMENTS               COMBINED
                                                  =============   ===============          ===============
   ASSETS
   Current Assets
     Cash                                          $          0   $         2,625      {1} $         2,625
     Accounts receivable                                      0            51,233      {1}          51,233
     Inventories                                              0           205,711      {1}         205,711
     Prepaid expenses and other                               0           127,675      {1}         127,675
                                                  =============   ===============          ===============
       Total current assets                                               387,244                  387,244

     Property & equipment                                     0           427,830      {1}         427,830
     Less: accumulated amortization                           0         (269,861)      {1}       (269,861)
                                                  =============   ===============          ===============
                                                                          157,969                  157,969
     Other Assets
     Goodwill, net of accumulated
     amortization of $74,244                                  0           927,787      {1}         927,787
     Other assets                                             0            35,410      {1}          35,410
                                                  =============   ===============          ===============
                                                              0           963,197                  963,197

     Total Assets                                  $          0   $     1,508,410          $     1,508,410
                                                  =============   ===============          ===============

     LIABILITIES & STOCKHOLDERS'
     EQUITY
     Current Liabilities
     Accounts payable                             $     10,290    $             0          $        10,290
     Judgement payable                                  50,000                                      50,000
                                                  ============   ================          ===============
       Total current liabilities                        60,290                  0                   60,290

     Stockholders' Equity
     Common stock - $.001 par value,
     200,000,000 shares authorized:
     2,368,988 shares issued and
     outstanding at December 31, 2000                    2,369             13,449      {1}          15,818
     Additional paid in capital                        200,975          1,494,961      {1}       1,695,936
     Accumulated deficit                              (263,634)                                   (263,634)
                                                  ============   ================          ===============
       Total Stockholders' Equity                      (60,290)         1,508,410                1,508,410
                                                  ============   ================          ===============
     Total Liabilities and Stockholders'
     Equity                                       $          0    $     1,508,410          $     1,508,410
                                                  ============   ================          ===============

                  Adjustment to reflect acquisition of Gateway Distributors,
          {1}     LTD assets

                                TRSG, CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                           TRSG
                                                                              PROFORMA                      PROFORMA
                                                                            ADJUSTMENTS                     COMBINED
                                                      ==============     ===================         =====================

     NET SALES                                        $            0      $                0         $                   0
     COST OF SALES                                                 0                       0                             0
                                                      ==============     ===================         =====================
     GROSS PROFIT                                                  0                       0                             0
     SELLING, GENERAL AND
        ADMINISTRATIVE EXPENSES                              122,577                       0                       122,577
                                                      ==============     ===================         =====================
     INCOME FROM OPERATIONS                                (122,577)                       0                     (122,577)

     OTHER INCOME (EXPENSE)
     INTEREST EXPENSE                                       (44,904)                       0                      (44,904)
     DEBT FORGIVENESS                                        205,000                       0                       205,000
     JUDGEMENT SETTLEMENT                                    558,970                       0                       558,970
                                                      ==============                                 =====================
                                                             719,066                       0                       719,066
                                                      ==============     ===================         =====================

     NET INCOME                                       $      596,489                       0                       596,489
                                                      ==============     ===================         =====================

     BASIC & DILUTED EARNINGS PER SHARE               $         0.20      $             0.00         $                0.20
                                                      ==============     ===================         =====================

     WEIGHTED AVERAGE SHARES
        OUTSTANDING                                        3,018,366                  36,846     {1}             3,055,212
                                                      ==============     ===================         =====================

{1}        Adjustment to reflect acquisition of Gateway Distributors, LTD assets

                                    EXHIBITS.


     INDEX TO EXHIBITS

Exhibit.     Page
No.           No.     Description

10(i)        *        Aquisition Agreement dated October 12, 2000.



* Incorporated by reference from Form 8-K filed January 12, 2001.

                                   SIGNATURES

     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 23, 2001



                   TRSG Corporation,
                   A Nevada Corporation


                   By:     /s/Rick Bailey
                      --------------------------------------------
                   Name:    Rick Bailey
                   Title:   President